UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JAMF HOLDING CORP.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! You invested in JAMF HOLDING CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 24, 2022. Vote Virtually at the Meeting* May 24, 2022 8:00 A.M. Central Time Virtually at: www.virtualshareholdermeeting.com/JAMF2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D77578-P65699 Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O JAMF HOLDING CORP. P.O. BOX 1342 BRENTWOOD, NY 11717 JAMF HOLDING CORP. 2022 Annual Meeting Vote by May 23, 2022 11:59 PM ET

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D77579-P65699 01) Virginia Gambale 02) Charles Guan 03) Dean Hager 04) Martin Taylor 1. Election of Directors Nominees: 2. To approve, by an advisory vote, the frequency of future advisory votes on executive compensation. 3. To ratify the appointment of Ernst & Young LLP as Jamf’s independent registered public accounting firm for the year ending December 31, 2022. For For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. If any other matters properly come before the meeting, the proxies will vote as recommended by our Board or, if there is no recommendation, at their discretion. 1 Year